SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 16, 1998

COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-D
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7214254
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902




Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1997-D, a Trust created pursuant to the Pooling Agreement, dated November 21, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 16, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
December 15, 2023.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date November 16, 1998.

Principal		Interest	Ending Balance
Cede & Co.$6,153,897.06 $791,724.26  $152,654,269.95

B.	No delinquency in payment under the Transferor Certificate, or the
Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
 Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No.1

													Statement to Certificateholders (Page 1 of 2)
Distribution Date:	10/15/98 	11/16/98
	INVESTOR CERTIFICATES DISTRIBUTION
SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)


A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


Investor Certificate Interest Distributed 4.243216 	4.252010
Investor Certificate Interest Shortfall Distributed	0.000000 	0.000000
Remaining Unpaid Investor
Certificate Interest Shortfall

0.000000 	0.000000

Managed Amortization Period ? (Yes=1; No=0)	1	1
	Investors Certificate Principal Distributed
				26.557104 	33.049931

	  Principal Distribution Amount
				26.557104 	33.049931

	     Maximum Principal Payment
42.030553 	44.986624


	     Alternative Principal Payment
26.557104 	33.049931

	     Principal Collections less Additional Balances
26.557104 	33.049931

	  Investor Loss Amount Distributed to Investors
0.000000 	0.000000
	  Accelerated Principal Distribution Amount
0.000000 	0.000000
	  Credit Enhancement Draw Amount
0.00 	0.00

Total Amount Distributed to Certificateholders (P & I)
30.800320 	37.301941

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance
"163,753,099.69 "	"158,808,167.01 "
Ending Investor Certificate Balance
"158,808,167.01 "	"152,654,269.95 "
Beginning Invested Amount
"163,753,099.69 "	"158,808,167.01 "
Ending Invested Amount
"158,808,167.01 "	"152,654,269.95 "
Investor Certificateholder Floating Allocation Percentage
97.7330% 	97.6641%
Pool Factor
0.8528903 	0.8198403
Liquidation Loss Amount for Liquidated Loans
0.00 	0.00
Unreimbursed Liquidation Loss Amount
0.00 	0.00

C.	POOL INFORMATION

Beginning Pool Balance
"167,551,414.31 "	"162,606,481.63 "
Ending Pool Balance
"162,606,481.63 "	"156,452,584.57 "
Servicer Removals form the Trust (Section 2.06)
0.00 	0.00
Servicing Fee
"69,813.09 "	"67,752.70 "


D.	INVESTOR CERTIFICATE RATE
Investor Certificate Rate
5.789840% 	5.608590%
LIBOR Rate
5.589840% 	5.408590%
Maximum Rate
9.351288% 	9.101753%

E.	DELINQUENCY & REO STATUS
Delinquent 30-59 days
   No. of Accounts
13 	14
   Trust Balances
"340,081.37 "	"333,242.78 "
Delinquent 60-89 days
    No. of Accounts
3 	3




	   Trust Balances
"28,963.45 "	"107,693.83 "
														Delinquent 90+ days
													    No. of Accounts
7 	6
Trust Balances
"172,556.82 "	"146,830.41 "

REO
No. of Accounts
0 	0
Trust Balances
0.00 	0.00

F.	INSURANCE COVENANTS

Subordinated Transferor Collections

"32,519.75 "	"32,757.00 "
											Overcollateralization Step-Down 0.00 	0.00
Available Transferor Subordinated Amount
"3,800,000.00 "	"3,800,000.00 "



Overcollateralization Amount
0.00 	0.00
Statement to Certificateholders (Page 2 of 2)								Distribution Date:
10/15/98 	11/16/98
"IN WITNESS WHEREOF, the undersigned has caused this
Certificate to be duly executed"

													"this 10th day of November, 1998."


	       Countrywide Home Loans Formerly
Known as Countrywide Funding Corporation
as Servicer
	       _______________________________________
	        Lupe Montero
	        Vice-President

Distribution List:
Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans
Peter Cerwin - Merrill Lynch
Richard Marron - Countrywide Home Loans
Lisa Fitzpatrick - Merrill Lynch
Dave Walker - Countrywide Home Loans
Jose Baltasar - Countrywide Home Loans
Dianne Barrella - Countrywide Home Loans
Richard Pohl - Countrywide Home Loans									SIGNATURES

Pursuant to the requirements of the Securities
 Exchange Act of 1934,
the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-D



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Assistant Vice President

Dated: November 30, 1998